Exhibit 99.2

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Oceanview Asset Selector, LLC. The review included a total of 781 newly originated residential mortgage loans, in connection with the securitization identified as Oceanview Mortgage Trust 2022-DSCR1 (the “Securitization”). The review began on March 11, 2022, and concluded on September 9, 2022.

Scope of Review

Credit and Compliance Review (DSCR)

Digital Risk performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors. Digital Risk also completed a compliance check on all loans outlined below, these checks are designated with a (C)

The Credit Review attempted to confirm the following:

a.	Review Initial & Final Application
a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent.
b.	Validate Social Security/Taxpayer Identification number is valid
c.	Compare data on final form 1003 with the data from verifications
d.	Application is Complete, Signed, Dated, on or before loan consummation date,
e.	(C) Reviewing for Certification of Business Purpose and Non-Owner Occupancy including that the borrower will not occupy the property (Or for no more than 14 days in a calendar year)
f.	(C) HMDA review if applicant is a natural person.
b.	Review Approval Conditions
a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)
b.	Validation of assets/funds to close
c.	Validation of DSCR or qualification method and LTV calculations
c.	Review Occupancy/Red Flags
a.	Occupancy is supported
b.	Occupancy Red Flags adequately addressed
d.	Verification of Borrower Original and Audit Credit Report
a.	Validate names, social security number(s), and addresses
b.	AKA’s investigated and cleared
c.	Acceptable credit history and credit score requirements in conformance with applicable guidelines

e.	Verification of Borrower Asset Information
a.	Income
i.	Lease agreement or market survey for rental income on all properties including any Cross Collateralized properties including all tax, insurance and HOA Payments to arrive at a monthly property expense to calculate the Debt Service Ratio.
b.	Assets
i.	Confirm adequate funds to cover required down payment and closing costs and reserves
ii.	Check dates for document expiration
iii.	Cash out letter in borrowers own words (if applicable) stating what the cash proceeds will be used for (and the reason must be for an acceptable business purpose)
f.	Review Sales Contract
a.	Complete and executed
b.	Earnest Money Deposit verified
c.	Parties are consistent
d.	Seller contributions are within guidelines
g.	Hazard and (C) Flood (if applicable)
a.	Verify sufficient coverage
b.	Verify coverage is for subject
c.	Validate all premiums are included in DSCR and any required upfront premium is paid
h.	Review Title Commitment/Policy
a.	Vesting correct
b.	Lien position
c.	Legal description
d.	Validate no encumbrances
i.	Review Closing Documents.
a.	(C) Review security documents including all riders to ensure the Loan was closed in accordance with approval and with all required signatures
b.	(C) Correct and complete instruments
c.	(C) Confirm receipt of Right to receive copy of Appraisal.
d.	(C) Review Note and all addendums for completion and accuracy
e.	(C) Review of the final CDs fees and points for any applicable state or county laws

Valuation Review

Digital Risk performed a “Valuation Review,” on subject property and all Cross Collateralized properties when applicable which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Digital Risk will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products (AVM’s) were obtained to confirm the value was supported within 10% tolerance. This population was ordered and obtained by the client and reviewed by Digital Risk. If AVM value was not supported within 10%, a CDA was then ordered.

Digital Risk applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

Credit and Compliance Review (Bank Statement Reviews)

Digital Risk performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors. Digital Risk also completed a compliance check on all loans outlined below, these checks are designated with a (C)

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income

•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Digital Risk performed a “Compliance Review” to the RMBS 3.0 TRID Compliance Scope to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List

ii.	Home Ownership Counseling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Digital Risk are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Digital Risk is relying in reaching such findings.

Valuation Review

Digital Risk performed a “Valuation Review,” on subject property and all Cross Collateralized properties when applicable which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Digital Risk will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products (AVM’s) were obtained to confirm the value was supported within 10% tolerance. This population was ordered and obtained by the client and reviewed by Digital Risk. If AVM value was not supported within 10%, a CDA was then ordered.

Digital Risk applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

Data Discrepancy Report

As part of the Credit and Compliance Reviews, Digital Risk captured data from the source documents and compared it to a data tape provided by Client. Digital Risk provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by Digital Risk during the diligence process. Tape values that are blank indicate that the data was not provided on the provided data tape but Digital Risk captured it during the review. The percentages are based on a population of 1052 properties (781 loans), which include 55 loans that are collateralized by more than one property where data validation was completed. The table below reflects the discrepancies inclusive of the blank data fields:

Fields Reviewed	Discrepancy Count	Percentage
Amortization Term in Months	36	3.42%
Appraised Value	116	11.03%
CLTV	65	6.18%
First Payment Due Date	1	0.10%
Loan Purpose	29	2.76%
LTV	76	7.22%
Maturity Date	1	0.10%
Original Interest Rate	35	3.33%
Original Loan Amount	47	4.47%
Original Qualifying FICO Score	78	7.41%
Origination/Note Date	3	0.29%
Originator Back-End DTI	5	0.48%
Property Type	86	8.17%
Sales Price	13	1.24%
Subject PITIA	9	0.86%
Subject State	1	0.10%
Subject Street Address	13	1.24%
Subject Zipcode	9	0.86%
The Original Principal and Interest Payment Amount	15	1.43%

Summary of Results

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	528	$166,851,715.00	67.61%
Event Grade B	253	$93,002,035.00	32.39%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	781	$259,853,750.00	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	590	$185,839,926.00	75.54%
Event Grade B	191	$74,013,824.00	24.46%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	781	$259,853,750.00	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	731	$242,535,768.00	93.60%
Event Grade B	50	$17,317,982.00	6.40%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	781	$259,853,750.00	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	738	$245,580,795.00	94.49%
Event Grade B	43	$14,272,955.00	5.51%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	781	$259,853,750.00	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan complies with all material applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The valuation methodology complies with applicable underwriting guidelines and the value is supported within 90% of the original appraisal by the first third party valuation product. The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B

The valuation methodology does not meet applicable published guidelines for the program.

The value is not supported within 90% of the original appraisal by the first third party valuation product but a second third party valuation product is provided and does support original appraised value within 90%.

The value is not supported within 90% of the original appraisal by the first third party valuation product; a second third party valuation product is provided and does not support the original appraised value within 90%; a third party value reconciliation product is then provided which reconciles the appraisal, first, and second valuation products, and supports within 90% of the appraisal. When a reconciliation supports the appraisal, first and second valuation products the lower of the appraised value and reconciliation will be used to establish lending value.

The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C	The valuation methodology does not meet every applicable published guideline for the program. The value is not supported within 90% of the original appraisal by any of the third-party valuation products or the reconciliation.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.